UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2015

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

Commission File Nos. 1-8899, 333-148108 and 333-175171	59-0940416
(IRS Employer Identification Number)

2400 West Central Road, Hoffman Estates, Illinois 60192

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 765-1100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 30, 2015, Claire’s Stores, Inc. (the “Company”) issued a press release announcing results for the third quarter of Fiscal 2015 and certain other information. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Claire’s Stores, Inc. Press Release dated November 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.

Date: December 1, 2015	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Claire’s Stores, Inc. Press Release dated November 30, 2015

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